FOR IMMEDIATE RELEASE

Media Contact: Christine Needles Global Corporate Communications Christine.Needles@interface.com +1 404-491-4660	Investor Contact: Bruce Hausmann Chief Financial Officer Bruce.Hausmann@interface.com +1 770-437-6802

Interface Reports Second Quarter 2025 Results

One Interface strategy drives strong sales growth and profitability expansion; Company raises full year guidance

ATLANTA – August 1, 2025 – Interface, Inc. (Nasdaq: TILE), a worldwide commercial flooring company and global leader in sustainability, today announced results for the second quarter ended June 29, 2025.

Second quarter highlights (all comparisons are year-over-year):

•Net sales totaled $376 million, up 8% and up 7% currency neutral.
•GAAP earnings per diluted share of $0.55, a 45% increase; Adjusted earnings per diluted share of $0.60, a 50% increase.
•One Interface strategy continues to drive shareholder value.

“We delivered strong second quarter results ahead of our expectations with currency-neutral net sales growth of 7% and significantly expanded profitability. We continued to see strong momentum and market share gains in the Americas with currency-neutral net sales growth of 11% driven by our combined selling teams and expanded product offerings,” commented Laurel Hurd, CEO of Interface.

“Our One Interface strategy continues to yield measurable results, fueling growth across all product categories and key market segments. Second quarter global billings increased 28% in Healthcare, 11% in Education, and 3% in Corporate Office. Our performance reflects the strength of our strategy and market position, and our team’s disciplined execution, despite market uncertainty,” continued Hurd.

“Gross profit margin expanded 403 basis points driven by higher pricing, favorable product mix, and higher sales volumes that generated manufacturing cost benefits in the second quarter. We are operating from a position of strength, with a solid balance sheet that gives us flexibility and optionality as we remain focused on long-term value creation for shareholders,” added Bruce Hausmann, CFO of Interface.

Consolidated Results Summary (Unaudited)	Three Months Ended			Six Months Ended
(in millions, except percentages and per share data)	6/29/2025	6/30/2024	Change	6/29/2025	6/30/2024	Change

GAAP
Net Sales	$375.5	$346.6	8.3%	$672.9	$636.4	5.7%
Gross Profit Margin % of Net Sales	39.4%	35.4%	403 bps	38.5%	36.6%	186 bps
SG&A Expenses	$95.9	$84.5	13.6%	$183.7	$170.4	7.8%
SG&A Expenses % of Net Sales	25.5%	24.4%	118 bps	27.3%	26.8%	51 bps
Operating Income	$52.0	$38.2	36.4%	$75.3	$62.6	20.3%
Net Income	$32.6	$22.6	44.3%	$45.6	$36.7	24.0%
Earnings per Diluted Share	$0.55	$0.38	44.7%	$0.77	$0.63	22.2%

Non-GAAP
Currency-Neutral Net Sales	$371.1	$346.6	7.1%	$672.9	$636.4	5.7%
Adjusted Gross Profit Margin % of Net Sales	39.8%	35.7%	402 bps	38.9%	37.0%	184 bps
Adjusted SG&A Expenses	$93.4	$84.3	10.8%	$180.2	$170.5	5.7%
Adjusted SG&A Expenses % of Net Sales	24.9%	24.3%	56 bps	26.8%	26.8%	(1) bps
Adjusted Operating Income	$55.9	$39.6	41.2%	$81.4	$65.1	24.9%
Adjusted Net Income	$35.4	$23.6	49.9%	$50.0	$37.8	32.3%
Adjusted Earnings per Diluted Share	$0.60	$0.40	50.0%	$0.85	$0.64	32.8%
Adjusted EBITDA	$64.8	$50.5	28.4%	$101.8	$89.2	14.1%
Currency-Neutral Orders Increase Year-Over-Year	2.9%

•Second quarter 2025 adjusted gross profit margin increased 402 basis points year-over-year, due to higher pricing, favorable product mix, and lower manufacturing costs per unit on higher volume; partially offset by higher raw material costs.

•Second quarter 2025 adjusted SG&A expenses increased $9.1 million year-over-year due to higher sales commissions and variable compensation on increased sales and profits, higher healthcare costs, inflation, and foreign currency exchange variances.

Additional Metrics	6/29/2025	12/29/2024	Change
Cash	$121.7	$99.2	22.6%
Total Debt	$304.4	$302.8	0.6%
Total Debt Minus Cash ("Net Debt")	$182.7	$203.5	(10.2)%
Last 12-Months Adjusted EBITDA	$201.6
Total Debt divided by Last 12-Months Net Income	3.2x
Net Debt divided by Last 12-Months Adjusted EBITDA ("Net Leverage Ratio")	0.9x

Segment Results Summary (Unaudited)	Three Months Ended			Six Months Ended
(in millions, except percentages)	6/29/2025	6/30/2024	Change	6/29/2025	6/30/2024	Change

AMS
Net Sales	$239.4	$215.0	11.4%	$419.4	$384.9	9.0%
Currency-Neutral Net Sales	$239.6	$215.0	11.5%	$420.3	$384.9	9.2%
Operating Income	$48.8	$26.8	82.2%	$68.0	$45.0	51.1%
Adjusted Operating Income	$48.8	$26.9	81.3%	$68.7	$45.0	52.6%
Currency-Neutral Orders Increase Year-Over-Year	2.1%

EAAA
Net Sales	$136.1	$131.6	3.4%	$253.6	$251.5	0.8%
Currency-Neutral Net Sales	$131.5	$131.6	(0.1)%	$252.6	$251.5	0.4%
Operating Income	$3.2	$11.3	(71.8)%	$7.3	$17.6	(58.5)%
Adjusted Operating Income	$7.1	$12.7	(44.2)%	$12.7	$20.1	(37.0)%
Currency-Neutral Orders (Decrease) Year-Over-Year	4.3%

Outlook

Based on strong Q2 2025 results, Interface is raising its full fiscal year guidance, while acknowledging a dynamic and uncertain global macro environment. With that backdrop in mind, Interface anticipates the following:

Q3 Fiscal Year 2025 Outlook
Net sales	$350 million to $360 million
Adjusted gross profit margin	38.0% of net sales
Adjusted SG&A expenses	$92 million
Adjusted interest & other expenses	$6 million
Adjusted effective income tax rate	27.0%
Fully diluted weighted average share count	59.1 million shares
Note: All figures are approximate

	Full Fiscal Year 2025 Outlook	Previous Full Fiscal Year 2025 Outlook
Net sales	$1.370 billion to $1.390 billion	$1.340 billion to $1.365 billion
Adjusted gross profit margin	37.7% of net sales	37.2% to 37.4% of net sales
Adjusted SG&A expenses	$362 million	26% of net sales
Adjusted interest & other expenses	$25 million	$24 million
Adjusted effective income tax rate	26.0%	27.0%
Capital expenditures	$45 million	$45 million
Note: All figures are approximate

Webcast and Conference Call Information

Interface will host a conference call on August 1, 2025, at 8:00 a.m. Eastern Time, to discuss its second quarter 2025 results. The conference call will be simultaneously broadcast live over the Internet.

Listeners may access the conference call live over the Internet at:
https://events.q4inc.com/attendee/783508824, or through the Company's website at: https://investors.interface.com.

The archived version of the webcast will be available at these sites for one year beginning approximately one hour after the call ends.

Non-GAAP Financial Measures

Interface provides adjusted earnings per share, adjusted net income, adjusted operating income ("AOI"), adjusted gross profit, adjusted gross profit margin, adjusted SG&A expenses, currency- neutral sales and currency-neutral sales growth, net debt, and adjusted EBITDA as additional information regarding its operating results in this press release. These non-GAAP measures are not in accordance with – or alternatives to – GAAP measures, and may be different from non-GAAP measures used by other companies. Adjusted EPS, adjusted net income, and AOI exclude nora purchase accounting amortization, restructuring, asset impairment, severance, and other, net, and the cyber event impact. Adjusted EPS and adjusted net income also exclude the property casualty loss impact. Adjusted gross profit and adjusted gross profit margin exclude the nora purchase accounting amortization. Adjusted SG&A expenses exclude restructuring, asset impairment, severance, and other, net and the cyber event impact. Currency-neutral sales and currency-neutral sales growth exclude the impact of foreign currency fluctuations.

Net debt is total debt less cash on hand. Adjusted EBITDA is GAAP net income excluding interest expense, income tax expense, depreciation and amortization, share-based compensation expense, cyber event impact, property casualty loss impact, restructuring, asset impairment, severance, and other, net, the nora purchase accounting amortization, and the loss on foreign subsidiary liquidation. This news release should be read in conjunction with the Company's Current Report on Form 8-K furnished today to the U.S. Securities & Exchange Commission, which explains why Interface believes presentation of these non-GAAP measures provides useful information to investors, as well as any additional material purposes for which Interface uses these non-GAAP measures.

About Interface

Interface, Inc. (NASDAQ: TILE) is a global flooring solutions company and sustainability leader, offering an integrated portfolio of carpet tile and resilient flooring products that includes Interface® carpet tile and LVT, nora® rubber flooring, and FLOR® premium area rugs for commercial and residential spaces. Made with purpose and without compromise, Interface flooring brings more sophisticated design, more performance, more innovation, and more climate progress to interior spaces.

A decades-long pioneer in sustainability, Interface remains “all in” on becoming a restorative business. Today, the company is focusing on carbon reductions, not offsets, as it works toward achieving its verified science-based targets by 2030 and its goal to become a carbon negative enterprise by 2040.

Learn more about Interface at interface.com and blog.interface.com, nora by Interface at nora.com, FLOR at FLOR.com, and our sustainability journey at interface.com/sustainability.

Follow us on Facebook, Instagram, LinkedIn, X, and Pinterest.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Except for historical information contained herein, the other matters set forth in this news release are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should,” “goal,” “aim," “objective,” “seek,” “project,” “estimate,” “target,” “will” and similar expressions. Forward-looking statements in this press release include, without limitation, any projections we make regarding the Company’s 2025 third quarter and full year 2025 under “Outlook” above. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including but not limited to the risks under the following subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2024: "We compete with a large number of manufacturers in the highly competitive floorcovering products market, and some of these competitors have greater financial resources than we do. We may face challenges competing on price, making investments in our business, or competing on product design or sustainability", "Our earnings could be adversely affected by non-cash adjustments to goodwill, when a test of goodwill assets indicates a material impairment of those assets", "Our success depends significantly upon the efforts, abilities and continued service of our senior management executives, our principal design consultant and other key personnel (including experienced sales and manufacturing personnel), and our loss of any of them could affect us adversely", "Large increases in the cost of our raw materials, shipping costs, duties or tariffs could adversely affect us if we are unable to pass these cost increases through to our customers", "Unanticipated termination or interruption of any of our arrangements with our primary third-party suppliers of synthetic fiber or our primary third-party supplier for luxury vinyl tile (“LVT”) or other key raw materials could have a material adverse effect on us", "Changes to our facilities, manufacturing processes, product construction, and product composition could disrupt our operations, increase our manufacturing costs, increase customer complaints, increase warranty claims, negatively affect our reputation, and have a material adverse effect on our financial condition and results of operations", "Our business operations could suffer significant losses from natural disasters, acts of war, terrorism, catastrophes, fire, adverse weather conditions, pandemics, endemics, unstable geopolitical situations or other unexpected events", "The market price of our common stock has been volatile and the value of your investment may decline", "Sales of our principal products have been and may continue to be affected by adverse economic cycles, and effects in the new construction market and renovation market", "Disruptions to or failures of information technology systems we use could adversely affect our business", "The impact of potential changes to environmental laws and regulations and industry standards regarding climate change and other sustainability matters could lead to unforeseen disruptions to our business operations", "Health crisis events, such as epidemics or pandemics, have adversely impacted, and may continue to impact, the economy and disrupt our operations and supply chains, which may have an adverse effect on our results of operations", Our substantial international operations are subject to various political, economic and other uncertainties that could adversely affect our business results, including foreign currency fluctuations, restrictive taxation, custom duties, tariffs, border closings or other adverse government regulations", "The conflicts between Russia and Ukraine and in the Middle East could adversely affect our business, results of operations and financial position", "Fluctuations in foreign currency exchange rates have had, and could continue to have, an adverse impact on our financial condition and results of operations", "The uncertainty surrounding the ongoing implementation and effect of the U.K.’s exit from the European Union, and related negative developments in the European Union, could adversely affect our business, results of operations or financial condition", "We have a substantial amount of debt, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under our debt", "Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our operations to pay our indebtedness", "We may incur substantial additional indebtedness, which could further exacerbate the risks associated with our substantial indebtedness", and "We face risks associated with litigation and claims".
You should consider any additional or updated information we include under the heading “Risk Factors” in our subsequent quarterly and annual reports.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements made in this press release and cautions readers not to place undue reliance on any such forward-looking statements.

- TABLES FOLLOW -

Consolidated Statements of Operations (Unaudited)	Three Months Ended		Six Months Ended
(In thousands, except per share data)	6/29/2025	6/30/2024	6/29/2025	6/30/2024

Net Sales	$375,522	$346,635	$672,935	$636,378
Cost of Sales	227,545	224,022	413,995	403,360
Gross Profit	147,977	122,613	258,940	233,018
Selling, General & Administrative Expenses	95,930	84,462	183,666	170,421
Operating Income	52,047	38,151	75,274	62,597
Interest Expense	4,443	6,173	8,858	12,596
Other Expense (Income), net	3,411	832	5,114	(144)
Income Before Income Tax Expense	44,193	31,146	61,302	50,145
Income Tax Expense	11,632	8,588	15,739	13,408
Net Income	$32,561	$22,558	$45,563	$36,737

Earnings Per Share – Basic	$0.56	$0.39	$0.78	$0.63

Earnings Per Share – Diluted	$0.55	$0.38	$0.77	$0.63

Common Shares Outstanding – Basic	58,555	58,281	58,495	58,260
Common Shares Outstanding – Diluted	59,073	58,692	59,123	58,703

Consolidated Balance Sheets (Unaudited)
(In thousands)	6/29/2025	12/29/2024
Assets
Cash and Cash Equivalents	$121,701	$99,226
Accounts Receivable, net	194,251	171,135
Inventories, net	288,165	260,581
Other Current Assets	38,969	33,355
Total Current Assets	643,086	564,297
Property, Plant and Equipment, net	291,839	282,374
Operating Lease Right-of-Use Assets	80,619	76,815
Goodwill and intangibles assets, net	162,770	148,160
Other Assets	99,908	99,170
Total Assets	$1,278,222	$1,170,816

Liabilities
Accounts Payable	$86,621	$68,943
Accrued Expenses	122,850	134,996
Current Portion of Operating Lease Liabilities	13,571	12,296
Current Portion of Long-Term Debt	506	482
Total Current Liabilities	223,548	216,717
Long-Term Debt	303,943	302,275
Operating Lease Liabilities	71,541	68,092
Other Long-Term Liabilities	104,165	94,584
Total Liabilities	703,197	681,668
Shareholders’ Equity	575,025	489,148
Total Liabilities and Shareholders’ Equity	$1,278,222	$1,170,816

Consolidated Statements of Cash Flows (Unaudited)	Three Months Ended		Six Months Ended
(In thousands)	6/29/2025	6/30/2024	6/29/2025	6/30/2024
OPERATING ACTIVITIES
Net Income	$32,561	$22,558	$45,563	$36,737
Adjustments to Reconcile Net Income to Cash Provided by Operating Activities:
Depreciation and Amortization	9,829	9,728	19,230	19,344
Share-Based Compensation Expense	2,771	2,616	6,917	6,531
Deferred Taxes	1,091	(361)	254	(1,039)
Other	(1,959)	(58)	1,111	(3,766)
Amortization of Acquired Intangible Assets	1,352	1,287	2,606	2,584
Change in Working Capital
Accounts Receivable	(25,414)	(32,744)	(14,739)	(18,907)
Inventories	4,238	14,816	(12,101)	(5,661)
Prepaid Expenses and Other Current Assets	(970)	(4,139)	(4,408)	(6,332)
Accounts Payable and Accrued Expenses	6,629	7,836	(2,566)	4,667
Cash Provided by Operating Activities	30,128	21,539	41,867	34,158
INVESTING ACTIVITIES
Capital Expenditures	(7,354)	(9,574)	(14,821)	(13,607)
Proceeds from Sale of Property, Plant and Equipment	—	—	—	1,040
Insurance Proceeds from Property Casualty Loss	—	—	—	1,000
Cash Used in Investing Activities	(7,354)	(9,574)	(14,821)	(11,567)
FINANCING ACTIVITIES
Repayments of Long-term Debt	(131)	(12,147)	(253)	(46,930)
Borrowing of Long-term Debt	1,306	7,334	1,306	17,334
Repurchase of Common Stock	(4,286)	—	(4,286)	—
Tax Withholding Payments for Share-Based Compensation	(6)	(483)	(7,736)	(4,754)
Dividends Paid	(1,173)	(1,167)	(1,227)	(1,173)
Finance Lease Payments	(782)	(721)	(1,544)	(1,437)
Cash Used in Financing Activities	(5,072)	(7,184)	(13,740)	(36,960)
Net Cash Provided by (Used in) Operating, Investing and Financing Activities	17,702	4,781	13,306	(14,369)
Effect of Exchange Rate Changes on Cash	6,242	(368)	9,169	(1,942)
CASH AND CASH EQUIVALENTS
Net Change During the Period	23,944	4,413	22,475	(16,311)
Balance at Beginning of Period	97,757	89,774	99,226	110,498
Balance at End of Period	$121,701	$94,187	$121,701	$94,187

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In millions, except per share amounts)

	Second Quarter 2025							Second Quarter 2024
				Adjustments							Adjustments
	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS
GAAP As Reported	$148.0	$95.9	$52.0			$32.6	$0.55	$122.6	$84.5	$38.2			$22.6	$0.38
Non-GAAP Adjustments:
Purchase Accounting Amortization	1.4	—	1.4	1.4	(0.4)	1.0	0.02	1.3	—	1.3	1.3	(0.4)	0.9	0.02
Restructuring, Asset Impairment, Severance, and Other, net	—	(2.5)	2.5	2.5	(0.6)	1.9	0.03	—	(0.1)	0.1	0.1	0.0	0.1	—
Adjustments Subtotal *	1.4	(2.5)	3.9	3.9	(1.0)	2.8	0.05	1.3	(0.2)	1.5	1.5	(0.4)	1.0	0.02
Adjusted (non-GAAP) *	$149.3	$93.4	$55.9			$35.4	$0.60	$123.9	$84.3	$39.6			$23.6	$0.40

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Six Months 2025							First Six Months 2024
				Adjustments							Adjustments
	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS	Gross Profit	SG&A Expenses	Operating Income (Loss)	Pre-tax	Tax Effect	Net Income (Loss)	Diluted EPS
GAAP As Reported	$258.9	$183.7	$75.3			$45.6	$0.77	$233.0	$170.4	$62.6			$36.7	$0.63
Non-GAAP Adjustments:
Purchase Accounting Amortization	2.6	—	2.6	2.6	(0.8)	1.8	0.03	2.6	—	2.6	2.6	(0.8)	1.8	0.03
Restructuring, Asset Impairment, Severance, and Other, net	—	(3.5)	3.5	3.5	(0.9)	2.6	0.04	—	(0.3)	0.3	0.3	(0.1)	0.3	—
Cyber Event Impact	—	—	—	—	—	—	—	—	0.4	(0.4)	(0.4)	0.1	(0.3)	(0.01)
Property Casualty Loss (1)	—	—	—	—	—	—	—	—	—	—	(1.0)	0.2	(0.7)	(0.01)
Adjustments Subtotal *	2.6	(3.5)	6.1	6.1	(1.6)	4.5	0.08	2.6	0.1	2.5	1.6	(0.5)	1.1	0.02
Adjusted (non-GAAP) *	$261.5	$180.2	$81.4			$50.0	$0.85	$235.6	$170.5	$65.1			$37.8	$0.64

(1) Represents property insurance (recovery) / loss
* Note: Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Segment GAAP Financial Measures to Non-GAAP Financial Measures ("Currency-Neutral Net Sales", and "AOI")
(In millions)

	Second Quarter 2025			Second Quarter 2024
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
Net Sales as Reported (GAAP)	$239.4	$136.1	$375.5	$215.0	$131.6	$346.6
Impact of Changes in Currency	0.2	(4.6)	(4.4)	—	—	—
Currency-Neutral Net Sales *	$239.6	$131.5	$371.1	$215.0	$131.6	$346.6

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Six Months 2025			First Six Months 2024
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
Net Sales as Reported (GAAP)	$419.4	$253.6	$672.9	$384.9	$251.5	$636.4
Impact of Changes in Currency	0.9	(1.0)	(0.1)	—	—	—
Currency-Neutral Net Sales *	$420.3	$252.6	$672.9	$384.9	$251.5	$636.4

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	Second Quarter 2025			Second Quarter 2024
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
GAAP Operating Income (Loss)	$48.8	$3.2	$52.0	$26.8	$11.3	$38.2
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	1.4	1.4	—	1.3	1.3
Restructuring, Asset Impairment, Severance, and Other, net	—	2.5	2.5	0.1	—	0.1
Adjustments Subtotal *	—	3.9	3.9	0.1	1.3	1.5
AOI *	$48.8	$7.1	$55.9	$26.9	$12.7	$39.6

* Note: Sum of reconciling items may differ from total due to rounding of individual components

	First Six Months 2025			First Six Months 2024
	AMS Segment	EAAA Segment	Consolidated *	AMS Segment	EAAA Segment	Consolidated *
GAAP Operating Income (Loss)	$68.0	$7.3	$75.3	$45.0	$17.6	$62.6
Non-GAAP Adjustments:
Purchase Accounting Amortization	—	2.6	2.6	—	2.6	2.6
Cyber Event Impact	—	—	—	(0.2)	(0.2)	(0.4)
Restructuring, Asset Impairment, Severance, and Other, net	0.7	2.8	3.5	0.3	0.1	0.3
Adjustments Subtotal *	0.7	5.4	6.1	—	2.5	2.5
AOI *	$68.7	$12.7	$81.4	$45.0	$20.1	$65.1

* Note: Sum of reconciling items may differ from total due to rounding of individual components

(in millions)	Second Quarter 2025	Second Quarter 2024	First Six Months 2025	First Six Months 2024	Last Twelve Months (LTM) Ended 6/29/2025	Fiscal Year 2024
Net Income as Reported (GAAP)	$32.6	$22.6	$45.6	$36.7	$95.8	$86.9
Income Tax Expense	11.6	8.6	15.7	13.4	28.9	26.6
Interest Expense (including debt issuance cost amortization)	4.4	6.2	8.9	12.6	19.5	23.2
Depreciation and Amortization (excluding debt issuance cost amortization)	9.6	9.1	18.7	18.4	37.6	37.3
Share-based Compensation Expense	2.8	2.6	6.9	6.5	13.3	12.9
Purchase Accounting Amortization	1.4	1.3	2.6	2.6	5.2	5.2
Restructuring, Asset Impairment, Severance, and Other, net	2.5	0.1	3.5	0.3	5.7	2.5
Cyber Event Impact	—	—	—	(0.4)	(5.1)	(5.5)
Property Casualty Loss(1)	—	—	—	(1.0)	(1.4)	(2.3)
Loss on Foreign Subsidiary Liquidation (2)	—	—	—	—	2.2	2.2
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$64.8	$50.5	$101.8	$89.2	$201.6	$189.0

(1) Represents insurance recovery.
(2) In 2024 our Thailand subsidiary was substantially liquidated and the related cumulative translation adjustment was recognized in other expense.

* Note: Sum of reconciling items may differ from total due to rounding of individual components

The impacts of changes in foreign currency presented in the tables are calculated based on applying the prior year period's average foreign currency exchange rates to the current year period.

The Company believes that the above non-GAAP performance measures, which management uses in managing and evaluating the Company’s business, may provide users of the Company’s financial information with additional meaningful basis for comparing the Company’s current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, these non‑GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Tax effects identified above (when applicable) are calculated using the statutory tax rate for the jurisdictions in which the charge or income occurred.
# # #